August 17, 2005


VIA EMAIL to rosetto@blankrom.com

AGU Entertainment Corp.
The Tube Music Network, Inc.
AGU Music, Inc. f/k/a Pyramid Records International, Inc.
c/o Bruce C. Rosetto, Esq.
Blank Rome LLP1200 N. Federal Highway, Suite 417
Boca Raton, FL 33432

Re: Second Mortgage and related loan documents ("Mitchell Loan") by Mitchell Entertainment Company ("Lender") to AGU Entertainment Corp. ("AGU"), The Tube Music Network, Inc., and AGU Music, Inc. f/k/a Pyramid Records International, Inc. (collectively, the "Borrower"), as partially guaranteed by David Levy and Donna Levy, his wife (collectively, the "Guarantors")

      Our File No. 13075006

Dear Bruce:

      This letter, when fully signed and delivered, will (a) confirm the understandings between Lender and Borrower relating to the Mitchell Loan, and
(b) serve to modify the "Loan Documents" as referenced in your firm's opinion letter dated December 20, 2004 and the "Purchase Documents" as referenced in your firm's opinion letter dated January 25, 2005, all as previously modified.

      For and in consideration of the sum of TEN ($10.00) DOLLARS, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

      1. The "Filing Date" under the Registration Rights Agreement is hereby amended to be September 1, 2005.

      Please have the Guarantors and a duly authorized officer of the Borrowers countersign and return this letter by telecopy today or tomorrow.

      Please call me immediately should you have any questions or comments. Thank you.

Very truly yours,

KATZ, BARRON, SQUITERO, FAUST,
BRECKER, TERZO, FRIEDBERG & GRADY, P.A.

HOWARD L. FRIEDBERG

 cc:   Jonathan E. Mitchell (Via Email)
       Victor Barone (Via email)
       Robert Barry, Esq. (Via Email)

ACKNOWLEDGED AND AGREED this 17 day of August, 2005, by:

BORROWERS:

AGU Entertainment Corp.
The Tube Music Network, Inc.
AGU Music, Inc. f/k/a Pyramid Records International, Inc.


By: /s/ John W. Poling
    ----------------------

GUARANTORS:


By: David Levy
    ----------------------

By: Donna Levy
    ----------------------

  LENDER:

  Mitchell Entertainment Company


By: /s/ Jonathan E. Mitchell
    ----------------------------
    Jonathan E. Mitchell